UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2022

AMERICAN BATTERY TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

100 Washington Street, Suite 100
Reno, NV 89503

(Address of principal executive offices)

Tel: (775) 473-4744

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2021, American Battery Technology Company (the “Company”) and 1317038 Nevada Ltd., (the “Seller”) entered into the Exploration License with Option to Purchase (the “Agreement”). Pursuant to the Agreement, in exchange for consideration consisting of a $50,000 payment and a subsequent $100,000 payment by the Company to the Seller, the Seller granted the Company an exploration license providing the Company with the exclusive right to enter upon and conduct mineral exploration activities on the Seller’s unpatented 305 lode mining claims in the Tonopah Mining District in Nye and Esmeralda Counties in Nevada (the “Claims”). The Agreement also granted the Seller an option to purchase the Claims from the Seller for additional consideration of $8,000,000 (the “Purchase Price”).

After exercising its option to purchase the Claims from the Seller, the Company and the Seller on July 10, 2022 entered into the Escrow Services Agreement (the “Escrow Agreement”) to effectuate the purchase of the Claims for the Purchase Price. Pursuant to the Escrow Agreement, the Company deposited the initial $4,000,000 of the Purchase Price into an escrow account, payable to the Seller on or before July 21, 2022 (the “Initial Payment”), with an additional $4,000,000 payment, payable either in cash or an equivalent amount of the Company’s common stock at the Company’s sole option, to be deposited by the Seller into escrow within 90 days of the release of the Initial Payment from escrow (the “Subsequent Payment”). Upon payment of the Subsequent Payment into escrow, the notarized executed mining claim deeds representing the Seller’s ownership interest will be released from escrow to the Company and the purchase completed.

The foregoing description of the Agreement and Escrow Agreement are qualified in their entirety by reference to such Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, and incorporated herein by reference

Item 9.01 Exhibits

Exhibit No.	Description
10.1	Exploration License with Option to Purchase
10.2	Escrow Services Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: July 15, 2022	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer